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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        April 29, 2003
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                               Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


        1-31330                                          98-0355628
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(Commission File Number)                      (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                     77002
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(Address of Principal Executive Offices)                 (Zip Code)



                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

On April 29, 2003, Cooper Industries, Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.1 titled "Cooper Industries Announces Election of New Director and Annual Meeting Results."

Item 7.   Financial Statements and Exhibits.

          Exhibits

          99.1 Company press release titled "Cooper Industries Announces Election of New Director and Annual Meeting Results."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COOPER INDUSTRIES, LTD.
                                            (Registrant)



Date:    April 30, 2003                     /s/ TERRANCE V. HELZ
                                            -----------------------------------
                                            Terrance V. Helz
                                            Associate General Counsel and
                                            Secretary

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                                  EXHIBIT INDEX


Exhibit No.

   99.1 Company press release titled "Cooper Industries Announces Election of New Director and Annual Meeting Results."